Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

MIDDLE DISTRICT OF FLORIDA

TAMPA DIVISION

In re:

BIOVEST INTERNATIONAL, INC.	Case No. 8:08-bk-17796-KRM

Debtor.

                                         /

DEBTOR’S MONTHLY FINANCIAL REPORT FOR THE

PERIOD OF NOVEMBER 10, 2008 THROUGH NOVEMBER 30, 2008

Comes now the above-named Debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Charles A. Postler

Charles A. Postler

Florida Bar No. 455318

Stichter Riedel Blain & Prosser, P.A.

110 East Madison Street, Suite 200

Tampa, Florida 33602

(813) 229-0144 – Phone

(813) 229-1811 – Fax

cpostler.ecf@srbp.com

Attorneys for Debtor

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING: November 10, 2008 AND ENDING November 30, 2008

Name of Debtor:	Biovest International, Inc.	Case Number: 8:08-bk-17796-KRM

Date of Petition:	November 10, 2008

	CURRENT MONTH	CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD	73,533.31	73,533.31
2. RECEIPTS:
A. Cash Sales	—	—
B. Accounts Receivable	219,218.40	219,218.40
C. Other Receipts (See MOR-3)	364.42	364.42
D. Transfers between Biovest accounts	140,530.26	140,530.26
3. TOTAL RECEIPTS (Lines 2A+2B+2C)	360,113.08	360,113.08
4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (1+3)	433,464.39	433,646.39
5. DISBURSEMENTS
A. Advertising	—	—
B. Bank Charges	3,072.75	3,072.75
C. Contract Labor	—	—
D. Fixed Asset Payments (not incl in N)	—	—
E. Insurance	15,122.57	15,122.57
F. Inventory Payments (See Attach. 2)	32,061.79	32,061.79
G. Leases	—	—
H. Manufacturing Supplies	—	—
I. Office Supplies	—	—
J. Payroll – Net (see Attachment 4B)	56,187.20	56,187.20
K. Professional Fees (Accounting/Legal)	—	—
L. Rent	—	—
M. Repairs and Maintenance	—	—
N. Secured Creditor Payments (Attach. 2)	—	—
O. Taxes Paid – Payroll (Attach. 4C)	28,443.27	28,443.27
P. Taxes Paid – Sales and Use (Attach. 4C)	—	—
Q. Taxes Paid – Other (Attach. 4C)	1,650.00	1,650.00
R. Telephone	—	—
S. Travel and Entertainment	—	—
Y. U.S. Trustee Quarterly Fees	—	—
U. Utilities	785.46	785.46
V. Vehicle Expenses	—	—
W. Other Operating Expenses (See MOR-3)	4,659.63	4,659.63
X. Transfers between Biovest accounts	140,530.26	140,530.26
TOTAL DISBURSEMENTS (Sum of 5A thru W)	327,512.93	327,512.93
ENDING BALANCE (Line 4 Minus Line 6)(c)	106,133.46	106,133.46

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 24th day of December, 2008	/s/ Alan M. Pearce
(Signature)

MOR-2

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-3

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Petition to Date
Transfer in funds from 100% owned subsidiary company (Biolender II)	$364.42	$364.42

TOTAL OTHER RECEIPTS

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
UPS Shipping costs for customer orders	$459.63	$459.63
RR Donnelly Fees to edgarize SEC reports	1,500.00	1,500.00
Loan to 100% owned subsidiary (AutovaxID, Inc.)	2,700.00	2,700.00
Deposited Item returned (transfer between accts)	45,000.00	45,000,00
TOTAL OTHER DISBURSEMENTS	$49,659.63	$49,659.63

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-4

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796-KRM

Reporting Period beginning November 10, 2008	Period ending November 30, 2008

ACCOUNTS RECEIVABLE AT PETITION DATE: $264,399.44

ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance(a)	$385,326.83
PLUS: Current Month New Billings	$117,914.98
MINUS: Collection During the Month(b)	$(219,218.40)
PLUS/MINUS: Adjustments or Write-offs*	$—
End of Month Balance(c)	$284,023.41

*	For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total(c)
$136,000.73	$141,188.46	$6,834.22	—	$284,023.41

For any receivables in the “Over 90 Days” category, please provide the following:

Receivable Customer	Date	Status (Collection efforts taken, estimate of collectability, write-off, disputed account, etc.)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)	These two amounts must equal.

MOR-5

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Date Outstanding	Vendor	Description	Amount
11/15/08	12/15/08	Alltemp Storage & Distribution	Monthly Billing for Storage Shed	$257.50
11/13/08	12/13/08	Ameripride Linen	Linens services	122.40
11/19/08	11/19/08	Baxter Healthcare	Inventory/Supplies	912.00
11/12/08	12/12/08	Bionique	Inventory/Supplies	270.00
11/17/08	11/17/08	Centerpoint Energy	Electric utility	1,487.60
11/26/08	11/26/08	David Moser	Employee expense Reimbursement	192.58
11/13/08	11/13/08	Durex Industries	Inventory/Supplies	436.83
11/27/08	11/27/08	Dynamex	Inventory/Supplies	43.16
11/18/08	12/18/08	G&K Services	Inventory/Supplies	37.44
11/30/08	12/30/08	GSG Lawn & Snow Service	Facility Maintenance	375.00
11/20/08	12/20/08	Lab Support	Laboratory Testing Services	2,418.00
11/11/08	11/11/08	Lee Doroshwalther	Employee Expense reimbursement	29.30
11/26/08	12/26/08	Minnesota Shredding	Paper Shredding and Disposal	33.60
11/30/08	12/30/08	Oxygen Service Co.	Oxygen tank supplier	45.48
11/30/08	12/30/08	Pro Courier Inc	Courier services	75.22
11/21/08	12/21/08	Sam Duffey	Employee Expense Reimbursement	1,009.14
11/15/08	12/15/08	Toll Gas & Welding Supply	Gas Cylinder Rental	571.35
11/10/08	12/10/08	Walters	Refuse and Recycling	518.41
11/11/08	12/11/08	XO Communications Inc	Telephone/T1 Lines	524.91
			TOTAL AMOUNT(b)	$9,359.92

☐ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance(a)	$—
PLUS: New Indebtedness Incurred This Month	$53,589.05
MINUS: Amount Paid on Post Petition, Accounts Payable This Month	44,229.13
PLUS/MINUS: Adjustments*	—
Ending Month Balance(c)	$9,359.92

*	For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

MOR-6

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
N/A
Total(d)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b,c)	The total of line (b) must equal line (c).
(d)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-7

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$568,709.68
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month(a)	568,709.68
PLUS: Inventory Purchased During Month	32,061.79

MINUS: Inventory Used or Sold	(38,240.45)
PLUS/MINUS: Adjustments or Write-downs*	(7,715.79)
Inventory on Hand at End of Month	$554,815.23

METHOD OF COSTING INVENTORY: First In First Out (FIFO) at standard cost

*	For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

Transfer of finished goods to 100% owned subsidiary company (AutovaxID, Inc.) for later shipment to customer.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete		Total
55%	40%	5%	0%	=	100	%*

*	Aging Percentages must equal 100%.

☐	Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE(b): $160,000.00

(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only): Laboratory Equipment, tooling, furniture and fixtures at manufacturing facility in Minneapolis, MN

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month(a) (b)	$130,094.21
MINUS: Depreciation Expense	(16,000.00)
PLUS: New Purchases	—
PLUS/MINUS: Adjustments or Write-downs*	34,884.00
Ending Monthly Balance	148,978.21

*	For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

MOR-8

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: Adjustment of $34,884 refers to the transfer of certain tooling and equipment from inventory to fixed assets. These items were purchased pre-petition and simply transferred from inventory to assets in use by the Company during the period.

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-9

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY – OPERATING ACCOUNT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning November 10, 2008	Period ending November 30, 2008

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: Wells Fargo Bank, NA	BRANCH: Minneapolis, MN

ACCOUNT NAME: Biovest International, Inc.	ACCOUNT NUMBER: xxxxxxxx0093

PURPOSE OF ACCOUNT:	OPERATING/Merchant Banking

Ending Balance per Bank Statement	$0.00
Plus Total Amount of Outstanding Deposits	$0.00
Minus Total Amount of Outstanding Checks and other debits*	$0.00
Minus Service Charges	$0.00
Ending Balance per Check Register**(a)	$0.00

*	Debit cards are used by None
**	If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D: (☐ Check here if cash disbursements were authorized by United States Trustee)

MOR-10

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
11/13/08	$2,676.23	Wells Fargo Bank	Merchant Banking Fees	Bank fees automatically deducted from account

11/14/08	459.63	United Parcel Service	Ground Shipping Fees	Due to credit history, UPS requires ACH payment terms

11/20/08	114.53	Wells Fargo Bank	Monthly Bank Service Charge	Bank fees automatically deducted from account

11/28/08	51,880.67	Biovest Intl, Inc.	Transfer between accts	Account transfer

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$                             Transferred to Payroll Account

$                             Transferred to Tax Account

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount ported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

ATTACHMENT 5A

CHECK REGISTER – OPERATING ACCOUNT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning November 10, 2008	Period ending November 30, 2008

NAME OF BANK: Wells Fargo Bank, NA	BRANCH: Minneapolis, MN

ACCOUNT NAME: Biovest International, Inc.	ACCOUNT NUMBER: xxxxxxxx0093

PURPOSE OF ACCOUNT:	OPERATING/Merchant Banking

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included. SEE SEPARATE REGISTER

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

			TOTAL	$

MOR-12

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY – Operating and PAYROLL ACCOUNT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning November 10, 2008	Period ending November 30, 2008

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK: Wachovia Bank, NA	BRANCH: Jacksonville Beach, FL

ACCOUNT NAME: Biovest Wachovia Operating	ACCOUNT NUMBER: xxxxxxxxx1452

PURPOSE OF ACCOUNT: OPERATING AND PAYROLL

Ending Balance per Bank Statement	$105,191.28
Plus Total Amount of Outstanding Deposits	51,880.67
Minus Total Amount of Outstanding Checks and other debits*	(50,938.49)
Minus Service Charges	—
Ending Balance per Check Register**(a)	$106,133.46

*	Debit cards must not be issued on this account.
**	If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
11/24/08	$1,500.00	RR Donnelly	Edgarize SEC Form 8-K	Prior payment history required cash prepayment

11/24/08	$134.61	Karen Gott (employee)	Dependent Care Acct Reimbursement	Dependent Care administrator set up to ACH funds from account

11/28/08	$33,556.26	ADP, Inc	401(k) and P/R taxes	ADP set up to automatically w/draw from account

11/25/08	$2,700.00	AutovaxID, Inc.	Loan to 100% owned subsidiary	Cash transfer between bank accounts at Wachovia

11/28/08	$134.61	Karen Gott (employee)	Dependent Care Account Reimbursement	Dependent Care administrator set up to ACH funds from account

11/28/08	$45,000.00	Biovest International, Inc	Transfer funds between accounts	Bank charge for return of item formerly deposited

MOR-13

The following non-payroll disbursements were made from this account: NONE

Date	Amount	Payee	Purpose	Reason for Disbursement from account

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-14

ATTACHMENT 5B

CHECK REGISTER – Operating & PAYROLL ACCOUNT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning November 10, 2008	Period ending November 30, 2008

NAME OF BANK: Wachovia Bank, NA	BRANCH: Jacksonville Beach, FL

ACCOUNT NAME: Biovest Wachovia Operating	ACCOUNT NUMBER: xxxxxxxxxx1452

PURPOSE OF ACCOUNT:	OPERATING AND PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included. SEE SEPARATE REGISTER

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

			TOTAL	$

SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	$28,443.27
Sales & Use Taxes Paid (b)	—
Other Taxes Paid (c)	1.650.00
TOTAL (d)	$30,093.27

MOR-15

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY – Operating Account

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796-KRM

Reporting Period beginning November 10, 2008	Period ending November 30, 2008

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found on the United States Trustee website, http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK: Wachovia Bank, NA	BRANCH: Jacksonville Beach, FL

ACCOUNT NAME: Biovest Wachovia Operating	ACCOUNT NUMBER: xxxxxxxxxx6679

PURPOSE OF ACCOUNT: OPERATING

Ending Balance per Bank Statement	$—
Plus Total Amount of Outstanding Deposits	$—
Minus Total Amount of Outstanding Checks and other debits*	$—
Minus Service Charges	$—
Ending Balance per Check Register**(a)	$—

*	Debit cards must not be issued on this account.
**	If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
11/10/08	$159.56	Millipore	Inventory	Vendor requires cash pymt
11/10/08	$326.83	VWR International, Inc	Inventory	Vendor requires cash pymt
11/12/08	$21.00	Wachovia Bank	Bank Fee	Vendor requires cash pymt
11/12/08	$260.99	Wachovia Bank	Bank Fee	Vendor requires cash pymt
11/20/08	$87,603.07	Biovest International, Inc.	Transfer between accts	Transfer between accts

MOR-16

The following non-tax disbursements were made from this account: NONE

Date	Amount	Payee	Purpose	Reason for Disbursement from account

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-17

ATTACHMENT 5C

CHECK REGISTER – Operating ACCOUNT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796-KRM

Reporting Period beginning November 10, 2008	Period ending November 30, 2008

NAME OF BANK: Wachovia Bank, NA	BRANCH: Jacksonville Beach, FL

ACCOUNT NAME: Biovest Wachovia Operating	ACCOUNT NUMBER: xxxxxxxxxxxx6679

PURPOSE OF ACCOUNT: OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included. SEE SEPARATE REGISTER

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

			TOTAL(d)	$

MOR-18

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY – Payroll Account

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796-KRM

Reporting Period beginning November 10, 2008	Period ending November 30, 2008

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found on the United States Trustee website, http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK: Wachovia Bank, NA	BRANCH: Jacksonville Beach, FL

ACCOUNT NAME: Biovest Wachovia Payroll	ACCOUNT NUMBER: xxxxxxxxxxxxx6682

PURPOSE OF ACCOUNT: Payroll

Ending Balance per Bank Statement	$—
Plus Total Amount of Outstanding Deposits	$—
Minus Total Amount of Outstanding Checks and other debits*	$—
Minus Service Charges	$—
Ending Balance per Check Register**(a	$—

*	Debit cards must not be issued on this account.
**	If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
11/20/08	132.25	ADP, Inc	Payroll Processing Fees	Vendor requires cash pymt
11/20/08	1,046.52	Biovest International, Inc	Transfer between accts	Transfer between accts

MOR-19

The following non-tax disbursements were made from this account: NONE

Date	Amount	Payee	Purpose	Reason for Disbursement from account

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-20

ATTACHMENT 5C

CHECK REGISTER – PAYROLL ACCOUNT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796-KRM

Reporting Period beginning November 10, 2008	Period ending November 30, 2008

NAME OF BANK: Wachovia Bank, NA	BRANCH: Jacksonville Beach, FL

ACCOUNT NAME: Biovest Wachovia Payroll	ACCOUNT NUMBER: xxxxxxxxxxxx6682

PURPOSE OF ACCOUNT: PAYROLL

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included. SEE SEPARATE REGISTER

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

			TOTAL(d)	$

SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	—
Sales & Use Taxes Paid (b)	—
Other Taxes Paid (c)	—
TOTAL (d)	—

(a)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5O).
(b)	This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements (Page MOR-2, Line 5P).
(c)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5Q).
(d)	These two lines must be equal.

MOR-21

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
N/A

			TOTAL(a)	$

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

Location of Box/Account	(Column 2) Maximum Amount of Cash in Drawer/ Acct.	(Column 3) Amount of Petty Cash On Hand At End of Month	(Column 4) Difference between (Column 2) and (Column 3)
N/A

		TOTAL(b)	$

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation

MOR-22

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a+b)	$	(c)

(c)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-23

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796-KRM

Reporting Period beginning November 10, 2008	Period ending November 30, 2008

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen’s compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date of Last Tax Return Filed	Tax Return Period
N/A
		TOTAL	$

MOR-24

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Biovest International, Inc.	Case Number: 8:08-bk-17796- KRM

Reporting Period beginning November 10, 2008	Period ending November 30, 2008

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid
Alan M. Pearce	CFO	Salary	7,617.15
Samuel S. Duffey	General Counsel	Salary	6,730.77

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	26	1
Number hired during the period	0	0
Number terminated or resigned during period	0	0
Number of employees on payroll at end of period	26	1

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers’ compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due
Daniel and Henry Company	(314) 421-1525	3586-11-88	Property, General Liab	03/31/09	End of each calendar qrtr

Daniel and Henry Company	(314) 421-1525	7984-19-90	Commercial Excess & Umbrella	03/31/09	End of each calendar qrtr

Daniel and Henry Company	(314) 421-1525	7499-40-31	Auto	03/31/09	End of each calendar qrtr

Daniel and Henry Company	(314) 421-1525	7173-47-55	Workers Comp	03/31/09	End of each calendar qrtr

Daniel and Henry Company	(314) 421-1525	3586-11-89	Product Liability	03/31/09	End of each calendar qrtr

Daniel and Henry Company	(314) 421-1525	FID3754062 02	Comprehensive Crime	12/31/08	03/31/09

Daniel and Henry Company	(314) 421-1525	94-555-73-36	Employment Practices Liability	10/28/09	End of each month

Daniel and Henry Company	(314) 421-1525	1853099	Directors and Officers	10/28/09	End of each month

See ALSO Accentia Biopharmaceuticals, Inc. Confirmation of Insurance

MOR-25

The following lapse in insurance coverage occurred this month: N/A

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

☐	Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-26

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

November 24, 2008, Robert Weiss resigned from the Board of Directors of the Company’s parent, Biovest International, Inc.

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before                     .

MOR-27